Neuberger Berman Alternative and Multi-Asset Class Funds®

Supplement to the Prospectus dated February 28, 2013

Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C and Institutional Class

This supplement describes important changes affecting Neuberger Berman Absolute Return Multi-Manager Fund (the “Fund”).  These changes were proposed by Neuberger Berman Management LLC (“NB Management”) and NB Alternative Investment Management LLC (“NBAIM”) and approved by the Fund’s Board of Trustees (the “Board”) as being in the best interests of the Fund’s shareholders.  If you have any questions regarding these changes, please contact NB Management at 877-628-2583.

New Subadviser

As disclosed in the Fund’s Prospectus, NB Management and the Fund have obtained an exemptive order from the Securities and Exchange Commission that permits NB Management and NBAIM to engage additional unaffiliated subadvisers and to enter into a subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board, without obtaining shareholder approval. Effective August 12, 2013, NB Management has engaged Loeb Arbitrage Management LP (“Loeb”) as a new subadviser for the Fund to employ a strategy of investing in event driven opportunities with respect to the portion of the Fund allocated to it.

As a result of these changes, the Class A, Class C and Institutional Class Prospectus of the Fund dated February 28, 2013, is revised as follows:

The following is added as a line of the table that appears on the top of page 5 in the “Principal Investment Strategies” of the Class A, Class C and Institutional Class Prospectus:

Event Driven	Loeb Arbitrage Management LP

Loeb Arbitrage Management LP is added to the list of subadvisers under the “Sub-Advisers” section on page 10 of the Class A, Class C and Institutional Class Prospectus.

The following is added after the first sentence in the “Portfolio Managers of the Subadvisers” section on page 11 of the Class A, Class C and Institutional Class Prospectus:

Additionally, Gideon King, Scott Williams, Blaine Marder, Adam Weingarten and Brian Anderson of Loeb Arbitrage Management LP have managed the Fund since August 2013.

The following is added to the table that appears in the middle of page 11 in the “Portfolio Managers of the Subadvisers” of the Class A, Class C and Institutional Class Prospectus:

Loeb Arbitrage Management LP	Gideon King, Chief Executive Officer and Chief Investment Officer Scott Williams, Director Blaine Marder, Managing Director Adam Weingarten, Director Brian Anderson, Director

The following is added as a paragraph of the “Subadvisers” section on page 29 of the Class A, Class C and Institutional Class Prospectus:

Loeb Arbitrage Management LP (“Loeb”), located at 61 Broadway, New York, NY 10006, manages assets allocated to the event driven strategy. Loeb is a registered investment adviser providing asset management services since 1985. Loeb is part of Loeb King Capital Management Group which has approximately $583 million in assets under management as of June 30, 2013.

The following is added to the “Portfolio Managers of the Subadvisers” section on page 30 of the Class A, Class C and Institutional Class Prospectus:

Loeb Arbitrage Management LP

Gideon King, is the Chief Executive Officer and Chief Investment Officer.  Mr. King joined Loeb in 1993.

Scott Williams, is the Director of US Arbitrage.  Mr. Williams joined Loeb in 2012.  Prior to joining the firm, he was a Managing Director and Portfolio Manager/Analyst at another asset management firm.

Blaine Marder, is the Managing Director of Event Driven and Value investing.  Mr. Marder joined Loeb in 2004.

Adam Weingarten, is the Director of Credit investing.  Mr. Weingarten joined Loeb in 2011.  Prior to joining the firm, he was a High Yield Credit Research Analyst at another asset management firm.

Brian Anderson, is the Director of Non-US Arbitrage and Special Situations.  Mr. Anderson joined Loeb in 1999.

The date of this supplement is August 13, 2013.

Please retain this supplement for future reference.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800.877.9700 Institutional Services: 800.366.6264 Web site: www.nb.com